JANUARY 28, 2014
Prospectus
BlackRock Funds II  |  Investor A1, B1, B3, C1, C2 and C3 Shares
►	BlackRock High Yield Bond Portfolio
Investor B1: BHYDX • Investor C1: BHYEX
►	BlackRock Low Duration Bond Portfolio
Investor A1: CMGAX • Investor B3: BLDGX • Investor C2: CLDCX • Investor C3: BLDFX
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Funds listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock High Yield Bond Portfolio	3
	Key Facts About BlackRock Low Duration Bond Portfolio	10

Details About the Funds	How Each Fund Invests	16
	Investment Risks	18

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	37
	Portfolio Manager Information	38
	Conflicts of Interest	39
	Valuation of Fund Investments	40
	Dividends, Distributions and Taxes	41

Financial Highlights	Financial Performance of the Funds	43

General Information	Shareholder Documents	49
	Certain Fund Policies	49
	Statement of Additional Information	50

Glossary	Glossary of Investment Terms	51

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock High Yield Bond Portfolio
Investment Objective

The investment objective of the BlackRock High Yield Bond Portfolio (the “High Yield Fund” or the “Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor B1 and Investor C1 Shares of the Fund.
Shareholder Fees (fees paid directly from your investment)		Investor B1 Shares		Investor C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)		4.00% [1]		1.00% [2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor B1 Shares		Investor C1 Shares
Management Fee		0.42%		0.42%
Distribution and/or Service (12b-1) Fees		0.75%		0.80%
Other Expenses		0.41%		0.33%
Interest Expense	0.03%		0.03%
Miscellaneous Other Expenses	0.38%		0.30%
Total Annual Fund Operating Expenses		1.58%		1.55%
Fee Waivers and/or Expense Reimbursements[3]		(0.09)%		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]		1.49%		1.55%

[1]	A contingent deferred sales charge (“CDSC”) of 4.00% is assessed if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Details about the Share Classes — Investor B1 and B2 Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)
[2]	There is no CDSC on Investor C1 Shares after one year.
[3]	As described in the “Management of the Funds” section on page 37, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.46% (for Investor B1 Shares) and 1.56% (for Investor C1 Shares) of average daily net assets until February 1, 2015. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor B1 Shares	$552	$790	$1,052	$1,871
Investor C1 Shares	$258	$490	$ 845	$1,845

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B1 Shares	$152	$490	$852	$1,871
Investor C1 Shares	$158	$490	$845	$1,845

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund may also invest in convertible and preferred securities. Convertible debt securities will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy.
To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.
The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.
■	Bank Loan Risk — The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
■	Collateralized Bond Obligation Risk — The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s portfolio would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.
■	Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset- backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.
Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The returns for Investor C1 and Investor B1 Shares prior to October 2, 2006, the commencement of operations of the Investor C1 and Investor B1 Shares, are based upon performance of the Fund’s Institutional Shares, as adjusted to reflect the fees applicable to the Investor C1 and Investor B1 Shares, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor B1 Shares
ANNUAL TOTAL RETURNS
BlackRock High Yield Bond Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 17.14% (quarter ended June 30, 2009) and the lowest return for a quarter was –20.97% (quarter ended December 31, 2008).
As of 12/31/13 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock High Yield Bond Portfolio — Investor B1 Shares
Return Before Taxes	4.40%	17.88%	7.85%
Return After Taxes on Distributions	1.60%	14.94%	5.02%
Return After Taxes on Distributions and Sale of Shares	2.69%	13.13%	4.94%
BlackRock High Yield Bond Portfolio — Investor C1 Shares
Return Before Taxes	7.45%	17.99%	7.78%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (Reflects no deduction for fees, expenses or taxes)	7.44%	18.96%	8.61%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B1 Shares only, and the after-tax returns for C1 Shares will vary.
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Financial Management, Inc. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
James Keenan, CFA	2007	Managing Director of BlackRock, Inc.
Mitchell Garfin, CFA	2009	Managing Director of BlackRock, Inc.
Derek Schoenhofen	2009	Director of BlackRock, Inc.
Charlie McCarthy, CFA	2012	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your broker, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:
Investor B1 and Investor C1 Shares
Minimum Initial Investment	Available only for dividend and capital gain reinvestment for existing shareholders and certain employer-sponsored retirement plans.
Minimum Additional Investment	N/A

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock Low Duration Bond Portfolio
Investment Objective

The investment objective of the BlackRock Low Duration Bond Portfolio (the “Low Duration Fund” or the “Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)		Investor A1 Shares		Investor B3 Shares		Investor C2 Shares		Investor C3 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)		1.00%		None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)		None		4.00% [1]		1.00% [2]		1.00% [2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor A1 Shares		Investor B3 Shares		Investor C2 Shares		Investor C3 Shares
Management Fee		0.46%		0.46%		0.46%		0.46%
Distribution and/or Service (12b-1) Fees		0.10%		0.90%		0.40%		0.90%
Other Expenses		0.29%		0.38%		0.26%		0.34%
Interest Expense	0.04%		0.04%		0.04%		0.04%
Miscellaneous Other Expense	0.25%		0.34%		0.22%		0.30%
Total Annual Fund Operating Expenses		0.85%		1.74%		1.12%		1.70%

[1]	A contingent deferred sales charge (“CDSC”) of 4.00% is assessed if shares are redeemed within two years. The CDSC for Investor B3 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B3 Shares. (See the section “Details about the Share Classes — Investor B3 Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)
[2]	There is no CDSC on Investor C2 and Investor C3 Shares after one year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares	$186	$369	$ 567	$1,138
Investor B3 Shares	$577	$848	$1,144	$2,052
Investor C2 Shares	$214	$356	$ 617	$1,363
Investor C3 Shares	$273	$536	$ 923	$2,009

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Investor B3 Shares	$177	$548	$944	$2,052
Investor C2 Shares	$114	$356	$617	$1,363
Investor C3 Shares	$173	$536	$923	$2,009

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 301% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0 and 3 years.
The Low Duration Fund normally invests at least 80% of its assets in debt securities. The Low Duration Fund may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The Low Duration Fund may also invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Fund’s assets) may be invested in emerging markets issuers. Up to 10% of the Low Duration Fund’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar-denominated, but hedged back to US dollars.
The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.
The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.
■	Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s portfolio would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise.

Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.
■	Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset- backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.
■	U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the B of A Merrill Lynch 1-3 Year US Corporate and Government Index. The returns for Investor A1 and Investor C2 Shares prior to October 2, 2006, the commencement of operations of the Investor A1 and Investor C2 Shares, are based upon performance of the Fund’s Institutional Shares, as adjusted to reflect the fees applicable to the Investor A1 and Investor C2 Shares, respectively.

The returns for Investor B3 and Investor C3 Shares prior to July 18, 2011, the commencement of operations of the Investor B3 and Investor C3 Shares, are based upon the performance of the Fund’s Institutional Shares, as adjusted to reflect the fees applicable to the Investor B3 and Investor C3 Shares, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.
Investor A1 Shares
ANNUAL TOTAL RETURNS
BlackRock Low Duration Bond Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 4.68% (quarter ended September 30, 2009) and the lowest return for a quarter was –6.24% (quarter ended December 31, 2008).
As of 12/31/13 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Low Duration Bond Portfolio — Investor A1 Shares
Return Before Taxes	0.12%	5.14%	2.74%
Return After Taxes on Distributions	(0.72)%	4.09%	1.57%
Return After Taxes on Distributions and Sale of Shares	0.06%	3.60%	1.67%
BlackRock Low Duration Bond Portfolio — Investor B3 Shares
Return Before Taxes	(3.70)%	4.02%	1.85%
BlackRock Low Duration Bond Portfolio — Investor C2 Shares
Return Before Taxes	(0.17)%	5.05%	2.54%
BlackRock Low Duration Bond Portfolio — Investor C3 Shares
Return Before Taxes	(0.75)%	4.36%	1.85%
B of A Merrill Lynch 1-3 Year US Corporate and Government Index (Reflects no deduction for fees, expenses or taxes)	0.70%	2.07%	2.90%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A1 Shares only, and the after-tax returns for Investor B3, Investor C2 and Investor C3 Shares will vary.
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Financial Management, Inc. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Musmanno, CFA	2008	Managing Director of BlackRock, Inc.
Scott MacLellan, CFA	2012	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your broker, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:
Investor A1, Investor B3, Investor C2 and Investor C3 Shares
Minimum Initial Investment	Available only for dividend and capital gain reinvestment for existing shareholders and certain authorized qualified employee benefit plans.
Minimum Additional Investment	N/A

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock High Yield Bond Portfolio (the “High Yield Fund”) and the BlackRock Low Duration Bond Portfolio (the “Low Duration Fund”) and your rights as a shareholder.
How Each Fund Invests

Investment Process of the Funds:
For the High Yield Fund, the management team evaluates sectors of the high yield market and individual bonds within these sectors. Typically, the management team will invest in distressed securities when it believes they are undervalued.
Securities are purchased for a Fund when the management teams determine that they have the potential for above-average total return. Each Fund’s performance is measured against a specified benchmark.
If a security’s rating declines (for the High Yield Fund) or falls below B (for the Low Duration Fund), the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.
High Yield Fund
Investment Objective
The investment objective of the High Yield Fund is to seek to maximize total return, consistent with income generation and prudent investment management.
This investment objective is a non-fundamental policy of the Fund and may not be changed without 30 days’ prior notice to shareholders.
Total return is a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
BlackRock uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party.
Principal Investment Strategies
The High Yield Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The High Yield Fund normally invests at least 80% of its assets in high yield bonds. The 80% policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The high yield securities (commonly called “junk bonds”) acquired by the High Yield Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by the High Yield Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. High yield securities are sometimes referred to as “junk bonds,” which are debt securities rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer. Split rated bonds are bonds that receive different ratings from two or more rating agencies. The Fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The High Yield Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund may also invest in convertible and preferred securities. Convertible debt securities will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock convertibles). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The High Yield Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The High Yield Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The Fund considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
The High Yield Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. The High Yield Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
The High Yield Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
ABOUT THE PORTFOLIO MANAGEMENT OF THE HIGH YIELD FUND
The High Yield Fund is managed by a team of financial professionals. James Keenan, CFA, Mitchell Garfin, CFA, Derek Schoenhofen and Charlie McCarthy, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.
Low Duration Fund
Investment Objective
The investment objective of the Low Duration Fund is to seek to maximize total return, consistent with income generation and prudent investment management.
This investment objective is a non-fundamental policy of the Fund and may not be changed without 30 days’ prior notice to shareholders.
Total return is a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
Principal Investment Strategies
The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0 and 3 years. Investment grade bonds are bonds rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
The Low Duration Fund normally invests at least 80% of its assets in debt securities. The Low Duration Fund may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The Low Duration Fund may also invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Fund’s assets) may be invested in emerging markets issuers. Up to 10% of the Low Duration Fund’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar-denominated, but hedged back to US dollars. The Low Duration Fund may also invest up to 5% of its assets in convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. CMOs are bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
The Low Duration Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. The Low Duration Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
The Low Duration Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
ABOUT THE PORTFOLIO MANAGEMENT OF THE LOW DURATION FUND
The Low Duration Fund is managed by a team of financial professionals. Thomas Musmanno, CFA and Scott MacLellan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.
Other Strategies of Each Fund:
In addition to the principal strategies discussed above, the Funds may also invest or engage in the following investments/strategies:
■	Common Stock (High Yield Fund) — The High Yield Fund may acquire and hold common stock either directly or indirectly. Indirect acquisitions include unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained in connection with the High Yield Fund’s investment in a fixed-income security. Direct investments in common stock will be limited to 10% of the High Yield Fund’s assets.
■	Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. Each Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.
■	Temporary Defensive Strategies — For temporary defensive purposes, each Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — Each Fund may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
Investment Risks

This section contains a discussion of the general risks of investing in the Funds. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
Principal Risks of Investing in the Fund:
■	Bank Loan Risk (High Yield Fund) — The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
■	Borrowing Risk (Low Duration Fund) — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
■	Collateralized Bond Obligation Risk (High Yield Fund) — The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
■	Convertible Securities Risk (High Yield Fund) — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s portfolio would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
■	Derivatives Risk — Derivatives are volatile and involve significant risks, including:
Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.
Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.
Tax Risk - The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.
Regulatory Risk — Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. In particular, the Dodd-Frank Wall Street Reform Act (the “Reform Act”) may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Reform Act substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, the Fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
Risks Specific to Certain Derivatives Used by the Fund
Swaps - Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps - Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Forward Foreign Currency Exchange Contracts - Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Indexed Securities - Indexed securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Futures - Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Options - An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
■	Distressed Securities Risk (High Yield Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
■	Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
■	Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.
Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.
Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material nonpublic information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.
Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:
■	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
■	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To seek to mitigate leverage risk, the Fund’s management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mezzanine Securities Risk (High Yield Fund) — Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.
Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.
Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.
The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
■	Preferred Securities Risk (High Yield Fund) — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.

■	U.S. Government Issuer Risk (Low Duration Fund) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:
■	Common Stock Risk (High Yield Fund) — Common stocks represent equity ownership in a company. Stock markets are volatile. The price of common stock will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of common stock purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
■	Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
■	Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

How to Choose the Share Class that Best Suits Your Needs

The High Yield Fund currently offers multiple share classes (Investor B1 and Investor C1 Shares in this prospectus), and the Low Duration Fund currently offers multiple share classes (Investor A1, Investor B3, Investor C2 and Investor C3 Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the same portfolio investments of a particular Fund.
Investor B1 and Investor C1 Shares of the High Yield Fund, and Investor A1, Investor B3, Investor C2 and Investor C3 Shares of the Low Duration Fund are available only for dividend and capital gain reinvestment for existing shareholders and certain authorized qualified employee benefit plans.
The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.
Additional details of certain share classes including reduced sales charge information and sales charge waivers are provided below.
Details About the Share Classes

Investor A1 Shares — Initial Sales Charge Option
No initial sales charge applies to Investor A1 Shares that you buy through reinvestment of Fund dividends.
Investor B1 and B3 Shares — Deferred Sales Charge Options
If you redeem your Investor B1 or Investor B3 Shares within six years after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B1 or Investor B3 Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B1 or Investor B3 Shares that are not subject to the deferred sales charge are redeemed first. After that, the Funds redeem the shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:
Investor B1 and B3 Shares
Years Since Purchase	Sales Charge[1]
0–1	4.00%
1–2	4.00%
2–3	3.00%
3–4	3.00%
4–5	2.00%
5–6	1.00%
6 and thereafter	0.00%

[1]	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original sales charge schedule will apply.
Any CDSC paid on the redemptions of Investor B1 and B3 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
Your Investor B1 and B3 Shares convert automatically into Investor A Shares approximately ten years after purchase. Any Investor B1 and B3 Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B1 and B3 Shares. The conversion of Investor B1 and B3 Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another BlackRock fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.
Contingent Deferred Sales Charge Waivers
The deferred sales charge relating to Investor B1 and Investor B3 Shares may be reduced or waived in certain circumstances, such as:
■	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;
■	Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell, Exchange and Transfer Shares — How to Exchange Shares or Transfer Your Account”;
■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70½;
■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59½ years old and you purchased your shares prior to October 2, 2006;
■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate;
■	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);
■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;
■	Involuntary redemptions made of shares in accounts with low balances;
■	Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate;
■	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and
■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.
More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.
Investor C1, C2 and C3 Shares — Deferred Sales Charge Options
The period in which deferred sales charges may have applied to Investor C1 and Investor C2 Shares has expired. You may exchange your Investor C1, C2 and C3 Shares for Investor C Shares of another BlackRock Fund. The deferred sales charge that would have applied to a redemption of your original shares will also apply to a redemption of the shares you acquire in the exchange.
If you redeem your Investor C3 Shares within one year after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay ongoing annual distribution fees of 0.65% and services fees 0.25% for Investor C3 Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Financial Intermediary who assists you in purchasing Fund shares.
Right of Accumulation
Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A and A1, Investor B, B1 and B3, Investor C, C1, C2 and C3, and Institutional Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Distribution and Service Payments

The Funds have adopted plans (the “Plans”) that allow each Fund to pay distribution fees for the sale of its shares and shareholder servicing fees for certain services provided to its shareholders under Rule 12b-1 of the Investment Company Act.
Plan Payments
Under the Plans, Investor B1, Investor B3, Investor C1, Investor C2 and Investor C3 Shares pay a distribution fee to the Distributor and/or its affiliates, including PNC and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC for sales support services provided in connection with the sale of Investor B1, Investor B3, Investor C1, Investor C2 and Investor C3 Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor B1, Investor B3, Investor C1, Investor C2 and Investor C3 Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the respective Fund attributable to Investor B1, Investor B3, Investor C1, Investor C2 and Investor C3 Shares, as applicable. Investor A1 Shares do not pay a distribution fee.
Under the Plans, Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares (collectively, “Prime Shares”), also pay shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Prime Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Prime Shares of a Fund. All Prime Shares pay this shareholder servicing fee.
In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Prime Shares:
■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Prime Shares;
■	Assisting customers in choosing and changing dividend options, account designations and addresses; and
■	Providing other similar shareholder liaison services.
The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B1, Investor B3, Investor C1, Investor C2 and Investor C3 Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.
Other Payments by the Funds
In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Funds may pay to a Financial Intermediary pursuant to the Plans and fees the Funds pay to their transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which a Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of the Fund’s shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
Other Payments by BlackRock
The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and their shareholders. These payments would be in addition to the Funds’ payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial

Intermediary, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Financial Intermediary for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.
How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your Financial Intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.
Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.
Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.
How to Buy Investor A1, Investor B1, Investor B3 Investor C1, Investor C2 or Investor C3 Shares
Investor A1, B1, B3, C1, C2 and C3 Shares generally are not available for purchase but continue to be available for dividend and capital gain reinvestment for existing shareholders and certain authorized qualified employee benefit plans.
How to Buy Shares
	Your Choices	Important Information for You to Know
Add to Your Investment	First, have your Financial Intermediary submit your purchase order.	Since purchases are limited to certain authorized qualified employee benefit plans, contact your Financial Intermediary to see if you qualify.
The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Purchase orders placed after the close of business on the NYSE will be priced at the net asset value determined on the next business day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.
The Fund may reject any order to buy shares and may suspend that sale of shares at any time. Financial Intermediaries may charge a processing fee to confirm a purchase.
	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your Financial Intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the third business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

How to Sell Shares
	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order	You can also make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A1, B1, B3, C1, C2 and C3 Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Other Financial Intermediaries may charge a fee to process a redemption of shares. Shareholders who hold more than one class should indicate which class of shares they are redeeming. The Fund may reject an order to sell shares under certain circumstances.
Selling shares held directly with BlackRock	Methods of Redeeming
Redeem by Telephone: You may sell shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House (ACH) or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. Call (800) 441-7762 for details.
You can obtain a medallion signature guarantee stamp from a bank, securities dealer, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.
The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.
Redeem by VRU: Investor Shares may also be redeemed by use of the Funds’ automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock Funds, P.O. Box 9819, Providence, RI 02940-8019 or for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01588. All shareholders on the account must sign the letter. Under certain circumstances, a medallion signature guarantee will be required call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.
Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request.
Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.
Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.
If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service.
The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.
The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.
***

Note on Expedited Redemptions: Once authorization for expedited redemptions is on file, a Fund will honor requests by telephone at (800) 441-7762. A Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer your Account
	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”)	Investor A1, B1, B3, C1, C2 and C3 Shares of the Funds may exchange out to Investor A, B or C Shares, respectively, of another BlackRock Fund.
You can exchange $1,000 or more of Investor A1, B1, B3, C1, C2 and C3 Shares from one fund into Investor A, Investor B or Investor C Shares, respectively, of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A1, B1,B3, C1, C2 or C3 Shares if you already have an account in the fund into which you are exchanging).
You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.
Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.
To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may:
(i) call (800) 441-7762 and speak with one of our representatives,
(ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or
(iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.
Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below.
For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or Financial Intermediary	You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or Financial Intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing in another fund at BlackRock, the receiving fund must be open to new purchases.
Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please call (800) 441-7762. See “Exchange Privilege” for information on which classes of a Fund you may exchange into.
Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts.	To start a SWP a shareholder must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.
To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A1 Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A1, Investor B1, Investor B3, Investor C1, Investor C2 or Investor C3 Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor A1, Investor B1, Investor B3, Investor C1, Investor C2 or Investor C3 Shares will not be subject to the CDSC if they do not exceed 1%, 3%, and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A1, Investor B1, Investor B3, Investor C1, Investor C2 or Investor C3 Shares in excess of this limit will still pay any applicable CDSC.
Ask your Financial Intermediary for details.

Funds’ Rights

Each Fund may:
■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;
■	Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in the Fund falls below the Fund Minimum.
First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.
Second, the Fund charges an annual $20 low balance fee on all fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The low balance fee will be assessed on Fund accounts in all BlackRock funds, regardless of a Fund’s minimum investment account. The fee will be deducted from the fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts.
Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or Financial Intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event, and you will pay any applicable sales charges.
Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated, or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A1 Shares in the progaram are eligible to purchase additional Investor A1 Shares of a Fund, but may be subject to upfront sales charges.
Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or Financial Intermediary.
Short-Term Trading Policy

The Board of Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its returns to shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.
A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.
Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.
If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.
There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.
Each Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of each of the Funds. While BlackRock is ultimately responsible for the management of each Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc., each Fund’s sub-adviser (the “Sub-Adviser”), is a registered investment adviser organized in 1994. BlackRock and its affiliates had approximately $4.324 trillion in investment company and other portfolio assets under management as of December 31, 2013.
Each Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement BlackRock receives for its services to each Fund a fee of each Fund’s average daily net assets.
For the fiscal year ended September 30, 2013, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:
High Yield Fund	0.42%
Low Duration Fund	0.32%

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.
With respect to each Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:
Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Funds as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Funds’ investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Funds’ business, if any) of each share class of certain Funds at the levels shown below(and in the case of contractual caps, at the levels shown both below and in a Fund’s fees and expenses table in the Fund Overview section of this prospectus). Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.
With respect to the High Yield Fund and Low Duration Fund, BlackRock has agreed to voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund
Operating Expenses*
after giving effect to all
applicable expense
limitation provisions
(excluding Dividend
Expense, Interest Expense,
Acquired Fund Fees and
Expenses and certain other
			Fund expenses)
	Contractual Caps[1]	Voluntary Caps[2]
High Yield Fund
Investor B1 Shares	1.46%	—	1.46%
Investor C1 Shares	1.56%	—	1.52%
Low Duration Fund
Investor A1 Shares	—	0.64%	0.64%
Investor B3 Shares	—	—	1.56%
Investor C2 Shares	—	0.97%	0.94%
Investor C3 Shares	—	—	1.52%

* As a percentage of average daily net assets.
1 The contractual caps are in effect until February 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
2 Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.
With respect to the contractual agreements described above, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets and (2) BlackRock or an affiliate serves as the Fund’s manager or administrator.
As stated above, the waivers and reimbursements described in the table above do not include Interest Expense. A Fund’s Interest Expense is required to be reported as part of operating expenses in such Fund’s expense table for accounting purposes. A Fund incurs Interest Expense when making certain investments (e.g., tender option bonds) to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with a Fund’s use of those investments.
The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds.
A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and the Sub-Adviser with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2013.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for each Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.
Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

High Yield Fund
The High Yield Fund is managed by a team of financial professionals. James Keenan, CFA, Mitchell Garﬁn, CFA, Charlie McCarthy, CFA and Derek Schoenhofen are jointly and primarily responsible for the day-to-day management of the Fund.
Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Keenan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2008 and Head of the Leveraged Finance Portfolio Team; Director of BlackRock, Inc. from 2006 to 2007.
Mitchell Garfin, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Charlie McCarthy, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2010; Founding Partner and Portfolio Manager of Pride Capital, LLC from 2004 to 2010.
Derek Schoenhofen	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc. from 2000 to 2005.

Low Duration Fund
The Low Duration Fund is managed by a team of financial professionals. Thomas Musmanno, CFA and Scott MacLellan, CFA are jointly and primarily responsible for the day-to-day management of the Fund.
Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas Musmanno, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.
Scott MacLellan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2007 to 2009.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates in connection with the Funds’ portfolio investment transactions.
Under a securities lending program approved by the Board, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent will receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.
The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.
The Funds’ assets and liabilities are valued primarily on the basis of market quotations. Equity investments and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Funds value fixed income portfolio securities and non-exchange traded derivatives using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Short-term debt securities with remaining maturities of sixty days or less are valued on the basis of amortized cost.
Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares.
Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by a Fund. For instance, significant events may occur between the foreign market close and the close of business on the Exchange that may not be reflected in the computation of the Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.
For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.
Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.
A Fund may accept orders from certain authorized Financial Intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.
Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.
The Fund will distribute net investment income, if any, monthly and net realized capital gain, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, Financial Intermediary or the Fund. Although this cannot be predicted with any certainty, a Fund anticipates that a significant amount of its dividends, if any, will consist of ordinary income. Capital gains may be taxable to you at different rates depending on how long a Fund held the assets sold.
You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a maximum rate of 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, and 20% for individuals with any income in excess of those amounts that is long-term capital gain. To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.
A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000 or $250,000 if married and filing jointly, and of trusts and estates.
Fund distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you. Fund distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders. A Fund’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Fund’s current year distribution requirement is offset by such carryovers.
If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of the Fund beginning before January 1, 2014, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax.
A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after June 30, 2014 and proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need (i) to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or, (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.
By law, your dividends and redemption proceeds will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.
This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the indicated Fund’s Annual Report, which is available upon request.
BlackRock High Yield Bond Portfolio
	Investor B1
	Year Ended September 30,
	2013 [1]	2012 [1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 7.94	$ 7.14	$ 7.47	$ 6.68	$ 6.61
Net investment income[2]	0.42	0.43	0.45	0.55	0.58
Net realized and unrealized gain (loss)	0.26	0.80	(0.31) [3]	0.78 [3]	0.06 [3]
Net increase from investment operations	0.68	1.23	0.14	1.33	0.64
Dividends and distributions from:[4]
Net investment income	(0.45)	(0.43)	(0.47)	(0.54)	(0.57)
Net realized gain	(0.02)	—	—	—	—
Total dividends and distributions	(0.47)	(0.43)	(0.47)	(0.54)	(0.57)
Net asset value, end of year	$ 8.15	$ 7.94	$ 7.14	$ 7.47	$ 6.68
Total Investment Return[5]
Based on net asset value	8.74%	17.94%	1.55% [6]	20.50% [6]	11.86% [6]
Ratios to Average Net Assets
Total expenses	1.58%	1.58% [7]	1.48%	1.46%	1.55%
Total expenses excluding recoupment of past waived fees	1.56%	1.58% [7]	1.48%	1.46%	1.55%
Total expenses after fees waived, reimbursed and paid indirectly	1.49%	1.48% [7]	1.44%	1.46%	1.43%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.46%	1.46%	1.44%	1.46%	1.43%
Net investment income	5.20%	5.61% [7]	5.88%	7.73%	10.47%
Supplemental Data
Net assets, end of year (000)	$9,009	$20,236	$32,194	$15,694	$21,173
Portfolio turnover	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Restated to include income taxes for the consolidated entity.

Financial Highlights (continued)

BlackRock High Yield Bond Portfolio (concluded)
	Investor C1
	Year Ended September 30,
	2013 [1]	2012 [1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 7.95	$ 7.15	$ 7.48	$ 6.69	$ 6.62
Net investment income[2]	0.42	0.42	0.44	0.54	0.57
Net realized and unrealized gain (loss)	0.27	0.80	(0.31) [3]	0.78 [3]	0.06 [3]
Net increase from investment operations	0.69	1.22	0.13	1.32	0.63
Dividends and distributions from:[4]
Net investment income	(0.45)	(0.42)	(0.46)	(0.53)	(0.56)
Net realized gain	(0.02)	—	—	—	—
Total dividends and distributions	(0.47)	(0.42)	(0.46)	(0.53)	(0.56)
Net asset value, end of year	$ 8.17	$ 7.95	$ 7.15	$ 7.48	$ 6.69
Total Investment Return[5]
Based on net asset value	8.79%	17.83%	1.49% [6]	20.34% [6]	11.75% [6]
Ratios to Average Net Assets
Total expenses	1.55%	1.59% [7]	1.60%	1.56%	1.64%
Total expenses excluding recoupment of past waived fees	1.52%	1.57% [7]	1.60%	1.56%	1.64%
Total expenses after fees waived, reimbursed and paid indirectly	1.55%	1.56% [7]	1.52%	1.56%	1.51%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.52%	1.54%	1.52%	1.55%	1.51%
Net investment income	5.15%	5.53% [7]	5.77%	7.55%	10.22%
Supplemental Data
Net assets, end of year (000)	$88,458	$100,404	$104,579	$26,266	$25,781
Portfolio turnover	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Restated to include income taxes for the consolidated entity.

Financial Highlights (continued)

BlackRock Low Duration Bond Portfolio
	Investor A1
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 9.83	$ 9.58	$ 9.71	$ 9.39	$ 9.34
Net investment income[1]	0.20	0.23	0.27	0.29	0.37
Net realized and unrealized gain (loss)	(0.10)	0.25	(0.14)	0.35	0.05
Net increase from investment operations	0.10	0.48	0.13	0.64	0.42
Dividends and distributions from:[2]
Net investment income	(0.20)	(0.23)	(0.26)	(0.32)	(0.37)
Tax return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.21)	(0.23)	(0.26)	(0.32)	(0.37)
Net asset value, end of year	$ 9.72	$ 9.83	$ 9.58	$ 9.71	$ 9.39
Total Investment Return[3]
Based on net asset value	0.98%	5.12%	1.36%	6.89%	4.77%
Ratios to Average Net Assets
Total expenses	0.85%	0.86%	0.87%	1.02%	0.96%
Total expenses excluding recoupment of past waived fees	0.85%	0.86%	0.87%	1.02%	0.96%
Total expenses after fees waived, reimbursed and paid indirectly	0.67%	0.66%	0.66%	0.79%	0.65%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.64%	0.64%	0.63%	0.65%	0.63%
Net investment income	2.08%	2.43%	2.82%	3.06%	4.15%
Supplemental Data
Net assets, end of year (000)	$20,196	$22,846	$24,295	$24,987	$25,919
Portfolio turnover	301% [4]	203% [5]	280% [6]	140% [7]	154% [8]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 239%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

Financial Highlights (continued)

BlackRock Low Duration Bond Portfolio (continued)
	Investor B3
	Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011
	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 9.83	$ 9.57	$ 9.71
Net investment income[2]	0.12	0.14	0.03
Net realized and unrealized gain (loss)	(0.11)	0.25	(0.14)
Net increase from investment operations	0.01	0.39	(0.11)
Dividends and distributions from:[3]
Net investment income	(0.11)	(0.13)	(0.03)
Tax return of capital	(0.01)	—	—
Total dividends and distributions	(0.12)	(0.13)	(0.03)
Net asset value, end of period	$ 9.72	$ 9.83	$ 9.57
Total Investment Return[4]
Based on net asset value	0.08%	4.23%	(1.13)% [5]
Ratios to Average Net Assets
Total expenses	1.74%	1.77%	1.81% [6]
Total expenses excluding recoupment of past waived fees	1.74%	1.77%	1.81% [6]
Total expenses after fees waived, reimbursed and paid indirectly	1.59%	1.62%	1.63% [6]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.56%	1.60%	1.62% [6]
Net investment income	1.20%	1.42%	1.71% [6]
Supplemental Data
Net assets, end of period (000)	$2,752	$6,146	$12,837
Portfolio turnover	301% [7]	203% [8]	280% [9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 239%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.

Financial Highlights (continued)

BlackRock Low Duration Bond Portfolio (continued)
	Investor C2
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 9.82	$ 9.57	$ 9.70	$ 9.38	$ 9.34
Net investment income[1]	0.17	0.21	0.25	0.27	0.34
Net realized and unrealized gain (loss)	(0.10)	0.24	(0.14)	0.34	0.04
Net increase (decrease) from investment operations	0.07	0.45	0.11	0.61	0.38
Dividends and distributions from:[2]
Net investment income	(0.17)	(0.20)	(0.24)	(0.29)	(0.34)
Tax return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.18)	(0.20)	(0.24)	(0.29)	(0.34)
Net asset value, end of year	$ 9.71	$ 9.82	$ 9.57	$ 9.70	$ 9.38
Total Investment Return[3]
Based on net asset value	0.67%	4.81%	1.07%	6.60%	4.35%
Ratios to Average Net Assets
Total expenses	1.12%	1.12%	1.13%	1.27%	1.20%
Total expenses after fees waived, reimbursed and paid indirectly	0.98%	0.96%	0.96%	1.08%	0.96%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.94%	0.94%	0.93%	0.93%	0.94%
Net investment income	1.78%	2.13%	2.54%	2.78%	3.83%
Supplemental Data
Net assets, end of year (000)	$11,905	$13,838	$15,448	$18,151	$19,543
Portfolio turnover	301% [4]	203% [5]	280% [6]	140% [7]	154% [8]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 239%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

Financial Highlights (concluded)

BlackRock Low Duration Bond Portfolio (concluded)
	Investor C3
	Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011
	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 9.82	$ 9.56	$ 9.71
Net investment income[2]	0.12	0.14	0.04
Net realized and unrealized gain (loss)	(0.11)	0.25	(0.16)
Net increase (decrease) from investment operations	0.01	0.39	(0.12)
Dividends and distributions from:[3]
Net investment income	(0.11)	(0.13)	(0.03)
Tax return of capital	(0.01)	—	—
Total dividends and distributions	(0.12)	(0.13)	(0.03)
Net asset value, end of period	$ 9.71	$ 9.82	$ 9.56
Total Investment Return[4]
Based on net asset value	0.09%	4.23%	(1.12)% [5]
Ratios to Average Net Assets
Total expenses	1.70%	1.77%	1.73% [6]
Total expenses after fees waived, reimbursed and paid indirectly	1.56%	1.61%	1.55% [6]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.52%	1.60%	1.54% [6]
Net investment income	1.20%	1.46%	1.78% [6]
Supplemental Data
Net assets, end of period (000)	$30,075	$35,383	$40,361
Portfolio turnover	301% [7]	203% [8]	280% [9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 239%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.
Shareholders Who Hold Accounts Directly With BlackRock:
■	Access the BlackRock website at http://www.blackrock.com/edelivery; and
■	Log into your account.
Delivery of Shareholder Documents
The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.
Certain Fund Policies

Anti-Money Laundering Requirements
Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism, or economic sanctions.
Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about each Fund, including how each Fund invests, please see the SAI.
For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies and pooled investment vehicles in which the Fund invests a portion of its assets.
Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.
B of A Merrill Lynch 1-3 Year US Corporate and Government Index — an unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity ranging from one to three years.
Barclays U.S. Corporate High Yield 2% Issuer Capped Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.
Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.
Management Fee — a fee paid to BlackRock for managing a Fund.
Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.
Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.
Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

For More Information

Funds and Service Providers

FUNDS
BlackRock Funds II
    BlackRock High Yield Bond Portfolio
    BlackRock Low Duration Bond Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809
Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019
Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588
(800) 441-7762
MANAGER AND CO-ADMINISTRATOR
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
SUB-ADVISER
BlackRock Financial Management, Inc.
55 East 52nd Street
New York, New York 10055
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
ACCOUNTING SERVICES PROVIDER
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022
CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, New York 10286
COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected a Fund’s performance for the last fiscal year.
Statement of Additional Information
A Statement of Additional Information (“SAI”), dated January 28, 2014, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call:    (800) 441-7762.
Purchases and Redemptions
Call your Financial Intermediary or BlackRock Investor Services at (800) 441-7762.
World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BlackRock Funds II
P.O. Box 9819
Providence, Rhode Island 02940-8019
Overnight Mail
BlackRock Funds II
4400 Computer Drive
Westborough, Massachusetts 01588
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 882-0052.
Portfolio Characteristics and Holdings
A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.
Securities and Exchange Commission
You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
INVESTMENT COMPANY ACT FILE # 811-22061
© BlackRock Advisors, LLC
PRO-BD4-PRI-0114